UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 10, 2021

Roblox Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39763	20-0991664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Park Place

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(888) 858-2569

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	RBLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 10, 2021, Roblox Corporation (the “Company”) issued a press release announcing that, on June 9, 2021, a number of entities owning or controlling the rights to musical compositions, including Universal Music Corp., through a coordinated effort of the National Music Publishers Association (“NMPA”) filed a lawsuit against the Company in the U.S. District Court for the Central District of California, captioned ABKCO Music, Inc.; Big Machine Music, LLC; Boosey & Hawkes, Inc.; Cherio Corporation; Concord Music Publishing LLC; Concord Music Group, Inc.; Downtown Music Publishing LLC; Hipgnosis SFH I Limited; Hipgnosis Songs Group, LLC; Kobalt Music Publishing America, Inc.; MPL Communications, Inc.; MPL Music Publishing, Inc.; Panther Music Corp.; Peer International Corporation; Peermusic Ltd.; Peermusic III, Ltd.; Polygram Publishing, Inc.; Rodgers & Hammerstein Holdings LLC; Pulse 2.0, LLC; Reservoir Media Management, Inc.; Songs of Peer, Ltd.; Songs of Universal, Inc.; Southern Music Publishing Co., Inc.; Spirit Music Holdings, Inc.; Universal Music – MGB NA LLC; Universal Music – Z Tunes LLC; Universal Music Corp.; Universal Music Publishing, Inc.; Universal Musica, Inc., Plaintiffs v. Roblox Corporation, Defendant, alleging that the Company engaged in copyright infringement by using certain musical compositions on the Roblox platform without necessary licenses. The Company intends to vigorously defend itself against the claims set forth in the complaint, and given the recent filing, the Company cannot predict the ultimate outcome of such litigation and has not come to a view on the value of any ultimate outcome at this time.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. Such press release, including any information that is incorporated herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBLOX CORPORATION
Date: June 10, 2021	By:	/s/ Mark Reinstra
Mark Reinstra General Counsel and Secretary